         SECOND AMENDMENT TO FIRST RESTATED LOAN AGREEMENT (REVOLVER)


      THIS SECOND AMENDMENT TO FIRST RESTATED LOAN AGREEMENT (REVOLVER) (herein called the "Amendment") made as of the 23rd day of February, 1995, by and among Western Gas Resources, Inc., a Delaware corporation ("Borrower"), NationsBank of Texas, N.A., a national banking association, as Agent ("Agent"), and NationsBank of Texas, N.A., Bank of Montreal, CIBC Inc., Societe Generale, Southwest Agency, The First National Bank of Boston, Colorado National Bank, Bank of America National Trust and Savings Association and Credit Lyonnais Cayman Island Branch, (herein, collectively referred to as "Lenders").

                             W I T N E S S E T H:

      WHEREAS, Borrower, Agent and Lenders have entered into that certain First Restated Loan Agreement (Revolver) dated as of September 2, 1994, as amended by that certain First Amendment to First Restated Loan Agreement (Revolver) dated as of December 2, 1994 (as amended to the date hereof, the "Original Agreement") for the purpose and consideration therein expressed, whereby Lenders became obligated to make loans to Borrower as therein provided; and

      WHEREAS, Borrower, Agent and Lenders desire to amend the Original Agreement as expressly set forth herein;

      NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement and in consideration of the loans which may hereafter be made by Lenders to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                                  ARTICLE I.

                          Definitions and References
                          --------------------------

      Section 1.1.  Terms Defined in the Original Agreement.  Unless the context
                    ---------------------------------------
otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

      Section 1.2.  Other Defined Terms.  Unless the context otherwise requires,
                    -------------------
the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

      "Loan Agreement" shall mean the Original Agreement as amended hereby.

                                      18                       Exhibit No. 10.36

                                  ARTICLE II.

                                  Amendments
                                  ----------

      Section 2.1.  Amendment to Defined Terms.
                    --------------------------

      The following definition of "Permitted Receivables Purchase Facility" is hereby added to Section 2.2 of the Original Agreement immediately following the definition of "Partnership":

          "'Permitted Receivables Purchase Facility' means the sale by Borrower
            ---------------------------------------
      and/or any of its Subsidiaries of any of their receivables pursuant to a receivables purchase facility (in this definition "Western Receivables"), including but not limited to a receivables purchase facility with Bank of America National Trust and Savings Association as agent, whereby (A) the aggregate amount of all purchasers' investments in any and all pools of Western Receivables shall not exceed seventy-five million dollars ($75,000,000) in the aggregate at any time outstanding, (B) any reserves required to be maintained with respect to the Western Receivables in any such pool that constitute eligible receivables after taking into account concentration limits shall not exceed ten percent (10%) of the aggregate amount of such purchasers' investments, (C) recourse is provided for losses based on historical losses and other bad debt experience and for indemnities and fees, (D) the Western Receivables and other rights to payment associated with the Western Receivables and the proceeds thereof (including, without limitation, deposit accounts established in connection with the Western Receivables and agreements, merchandise, books, records, security interests, liens, guarantees and other collateral support relating to the Western Receivables) shall secure the obligations of Borrower and its Subsidiaries arising under such receivables purchase facility and (E) such receivables purchase facility shall be terminable at the sole discretion of Borrower."

      Section 2.2.  Amendment to Covenant Regarding Limitation on Indebtedness.
                    ----------------------------------------------------------

      Section 6.2(b)(ix) of the Original Agreement is hereby amended in its entirety to read as follows:

          "(ix) Indebtedness arising in connection with a Permitted Receivables Purchase Facility an aggregate outstanding amount not to exceed seventy-five million dollars ($75,000,000) plus associated fees and expenses."

      Section 2.3.  Amendment to Covenant Regarding Limitation on Sales of
                    ------------------------------------------------------
Property.

      Sections 6.2(e)(iii) and 6.2(e)(iv) of the Original Agreement are hereby amended in their entirety to read as follows:

      "(iii) so long as no Default or Event of Default has occurred, assets or property which are sold for fair consideration in arm's length transactions to third parties that are not Affiliates of Borrower; provided that if during any Fiscal Quarter assets and property with an aggregate gross book value in excess of $20,000,000 are sold or if during
                                                                   --
      the period beginning on the date

      of the Original Agreement and continuing until all of the Obligations are paid in full assets and property with an aggregate gross book value in excess of $40,000,000 are sold, Lenders shall have the right to require a recalculation of the Mandatory Prepayment Ratio in accordance with the provisions of Section 2.7(b) which ratio shall become effective at the time of such sale; provided further, that the sale of receivables pursuant to a Permitted Receivables Purchase Facility shall not be included in the calculation of clause (iii) of this subsection; and

      (iv) sales of receivables pursuant to a Permitted Receivables Purchase Facility."


                                 ARTICLE III.

                          Conditions of Effectiveness
                          ---------------------------

      Section 3.1. Effective Date. This Amendment shall become effective as of the date first above written when, and only when, (i) Agent shall have received, at Agent's office, a counterpart of this Amendment executed and delivered by Borrower and Majority Lenders and (ii) Agent shall have additionally received each of the following, each document (unless otherwise indicated) being dated the date of receipt thereof by Agent, duly authorized, executed and delivered, and in form and substance satisfactory to Agent:

          (a) a certificate of the Secretary of Borrower dated the date of this Amendment certifying that: (A) the resolutions adopted by the Board of Directors of Borrower attached as Exhibit 1 to the Omnibus Certificate of Borrower dated September 2, 1994 (the "Original Certificate") have not been amended or revoked, and continue in full force and effect, (B) the incumbency and authorization of the officers of Borrower authorized to sign Loan Documents, with signature specimens of such officers, contained in the Original Certificate has not been amended and continues in full force and effect, (C) copies of the certified charter documents of Borrower (including by-laws), attached as Exhibits H and O to the Original Certificate have not been amended or revoked since the date of the Original Certificate, and continue in full force and effect, (D) no Default that has not been expressly waived by Lenders exists on and as of the date hereof and (E) all of the representations and warranties set forth in Article IV hereof and Article V of the Original Agreement are true and correct at and as of their respective times of effectiveness;

          (b) a favorable opinion from Messr. John Walter, Esq., counsel for Borrower in a form acceptable to Lender; and

          (c) such supporting documents as Agent may reasonably request.


                                  ARTICLE IV.

                         Representations and Warranties
                         ------------------------------

      Section 4.1. Representations and Warranties of Borrower. In order to induce each Lender to enter into this Amendment, Borrower represents and warrants to each Lender that:

          (a) The representations and warranties contained in each subsection of
      Section 5.1 of the Original Agreement are true and correct at and as of the time of the effectiveness hereof.

          (b) Borrower is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to borrow monies and to perform its obligations under the Loan Agreement. Borrower has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and to authorize the performance of the obligations of Borrower hereunder and thereunder.

          (c) The execution and delivery by Borrower of this Amendment, the performance by Borrower of its obligations hereunder and the consummation of the transactions contemplated hereby do not and will not conflict with any provision of law, statute, rule or regulation or of the articles of incorporation and bylaws of Borrower, or of any material agreement, judgment, license, order or permit applicable to or binding upon Borrower, or result in the creation of any lien, charge or encumbrance upon any assets or properties of Borrower. Except for those which have been obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by Borrower of this Amendment or to consummate the transactions contemplated hereby.

          (d) When duly executed and delivered, this Amendment and the Loan Agreement will be a legal and binding obligation of Borrower, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and by equitable principles of general application.

          (e) The audited annual Consolidated financial statements of Borrower dated as of December 31, 1993 and the unaudited quarterly Consolidated financial statements of Borrower dated as of September 30, 1994 fairly present Borrower's Consolidated financial position at such dates and the Consolidated results of Borrower's operations and changes in Borrower's Consolidated cash flow for the respective periods thereof. Copies of such financial statements have heretofore been delivered to each Lender. Since September 30, 1994, no material adverse change has occurred in the financial condition or businesses or in the Consolidated financial condition or businesses of Borrower.

                                  ARTICLE V.

                                 Miscellaneous
                                 -------------

      Section 5.1.  Ratification of Agreements.  The Original Agreement as
                    --------------------------
hereby amended and each other Loan Document affected hereby are ratified and confirmed in all respects. Any reference to the Loan Agreement in any Loan Document shall be deemed to be a reference to the Original Agreement as hereby amended. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Agent or Lenders under the Loan Agreement or any other Loan Document nor constitute a waiver of any provision of the Loan Agreement or any other Loan Document.

      Section 5.2.  Survival of Agreements.  All representations, warranties,
                    ----------------------
covenants and agreements of Borrower herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Loans, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by Borrower or any Related Person hereunder or under the Loan Agreement to any Lender shall be deemed to constitute representations and warranties by, and/or agreements and covenants of, Borrower under this Amendment and under the Loan Agreement.

      Section 5.3.  Loan Documents.  This Amendment is a Loan Document, and all
                    --------------
provisions in the Loan Agreement pertaining to Loan Documents apply hereto.

      Section 5.4.  Governing Law.  This Amendment shall be governed by and
                    -------------
construed in accordance with the laws of the State of Texas and any applicable laws of the United States of America in all respects, including construction, validity and performance.

      Section 5.5.  Counterparts.  This Amendment may be separately executed in
                    ------------
counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above by their duly authorized officers.

                                     WESTERN GAS RESOURCES, INC.


                                     By: _______________________________________
                                         Name:
                                         Title:


                                     NATIONSBANK OF TEXAS, N.A., as Agent,
                                     Issuing Bank and Lender


                                     By: _______________________________________
                                         Name:
                                         Title:


                                     BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                     ASSOCIATION


                                     By: _______________________________________
                                         Name:
                                         Title:

                                     BANK OF MONTREAL


                                     By: _______________________________________
                                         Name:
                                         Title:


                                     THE FIRST NATIONAL BANK OF BOSTON


                                     By: _______________________________________
                                         Name:
                                         Title:


                                     CREDIT LYONNAIS CAYMAN ISLAND BRANCH


                                     By: _______________________________________
                                         Name:
                                         Title:


                                     CIBC INC.


                                     By: _______________________________________
                                         Name:
                                         Title:


                                     COLORADO NATIONAL BANK


                                     By: _______________________________________
                                         Name:
                                         Title:


                                     SOCIETE GENERALE, SOUTHWEST AGENCY


                                     By: _______________________________________
                                         Name:
                                         TITLE:

            CONFIRMATION, ACKNOWLEDGEMENT AND CONSENT OF GUARANTORS


      Each of the undersigned (collectively "Guarantors") hereby (i) acknowledges and consents to the foregoing Second Amendment to First Restated Loan Agreement (Revolver); (ii) confirms the Restated Guaranty dated as of September 2, 1994 executed by such Guarantor in favor of Agent and the Lenders pursuant to the Original Agreement; and (iii) agrees that each of such Guarantor's obligations and covenants with respect to such Restated Guaranty shall remain in full force and effect after the execution of such Amendment.

      William J. Krysiak, Vice President-Finance of Western Gas Resources Oklahoma, Inc., Western Gas Resources Texas, Inc., Western Gas Resources Storage, Inc., Mountain Gas Resources, Inc., MGTC, Inc. and MIGC, Inc., is executing this Confirmation, Acknowledgment and Consent of Guarantors in his capacity of officer of each such corporation.

      Dated as of the 23rd day of February, 1995.

                                     WESTERN GAS RESOURCES OKLAHOMA, INC.
                                     WESTERN GAS RESOURCES TEXAS, INC.
                                     WESTERN GAS RESOURCES STORAGE, INC.
                                     MOUNTAIN GAS RESOURCES, INC.
                                     MGTC, INC.
                                     MIGC, INC.



                                     By: _______________________________________
                                         William J. Krysiak,
                                         Vice President-Finance